                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
                                                   Commission Only
[ ]  Definitive Proxy Statement                    (as permitted by
[ ]  Definitive Additional Materials               Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12


                     The Producers Entertainment Group Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                                            Preliminary Copy



                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 1998
                                   -----------
TO OUR STOCKHOLDERS:

           Notice is hereby given that the 1998 Annual Meeting of Stockholders of The Producers Entertainment Group Ltd. ("TPEG " or the "Company") will be held at the Beverly Pavillion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California 90212, on April 28, 1998 at 9:30 a.m., California time. The Annual Meeting is being held for the following purposes:

           1. To elect a Board of seven (7) Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected;

           2. To consider and vote upon a proposal to approve the Company's 1998 Stock Incentive Plan;

           3. To consider and vote upon a proposed amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock, $0.001 par value per share, whereby each three (3) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock, $0.001 par value per share, and in connection therewith to effect a proportionate reduction in the Company's stated capital;

           4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

           Only stockholders of record of the Common Stock of the Company at the close of business on March 19, 1998 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

           All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             Arthur H. Bernstein
                                             Secretary
Los Angeles, California 90036
March __, 1998

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 1998

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Producers Entertainment Group Ltd., a Delaware corporation ("TPEG" or the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Beverly Pavillion Hotel, 9360 Wilshire Boulevard, Beverly Hills, California 90212, on April 28, 1998 at 9:30 a.m., California time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board's Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

           All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

           The close of business on March 19, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 19,951,482 shares of Common Stock, par value $.001 per share, were outstanding. The Common Stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting.

           A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The seven nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The approval of the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. With respect to the 1998 Stock Incentive Plan, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the Annual Meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of the 1998 Stock Incentive Plan. The amendment of the Certificate of Incorporation to effect a reverse stock split requires the affirmative vote of a majority of the shares of the Company's outstanding Common Stock. For purposes of the amendment of the Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the amendment of the Certificate of Incorporation.

           This Proxy Statement and the accompanying Proxy were mailed to stockholders on or about March 31, 1998.

                       NOMINEES FOR ELECTION AS DIRECTORS

           In accordance with the bylaws of TPEG (the "Bylaws"), the Company's directors are elected at each Annual Meeting of Stockholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws provide that the Board shall consist of no fewer than two and no more than nine directors as determined from time to time by the Board. The Board currently consists of seven directors.

           Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

           The Board proposes the election of the following nominees as directors:

           1.        Arthur H. Bernstein
           2.        Michael Collyer
           3.        Salvatore Grosso
           4.        Michael Iscove
           5.        Lawrence S. Jacobson
           6.        Irwin Meyer
           7.        Gilbert J. Spiegel

           If elected, each nominee is expected to serve until the 1999 Annual Meeting of Stockholders. The seven nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

           The following table sets forth certain information with respect to the nominees and executive officers of the Company as of March 1, 1998:


                                             YEAR FIRST
                                AGE AT       ELECTED OR
                               MARCH 1,      APPOINTED
                 NAME:           1998         DIRECTOR                    PRINCIPAL OCCUPATION
                 ----            ----         --------                    --------------------
Nominees:
Salvatore "Sonny" Grosso          61            1997       Mr. Grosso has been a Co-Chairman of the Board of
                                                           Directors of TPEG, as well as its Chief Operating Officer
                                                           since October 1997.  From 1980 when he and Mr.
                                                           Jacobson founded The Grosso-Jacobson Entertainment
                                                           Corporation ("G-J Entertainment") and Grosso-Jacobson
                                                           Productions, Inc. ("G-J Productions"), to October 1997
                                                           when G-J Entertainment and G-J Productions were each
                                                           acquired by TPEG, Mr. Grosso served as the Vice-
                                                           President and Secretary at each of G-J Entertainment and
                                                           G-J Productions.  During Mr. Grosso's tenure with these
                                                           companies, more than 750 hours of television
                                                           programming was produced, including "The Big Easy,"
                                                           a made-for-television series created for USA Network
                                                           based on the motion picture of the same name.

Lawrence S. Jacobson              60            1997       Since October 1997, Mr. Jacobson has served as a Co-
                                                           Chairman of the Board of Directors of TPEG and as the
                                                           Company's President.  From 1980 when he and Mr.
                                                           Grosso founded G-J Entertainment and G-J Productions,
                                                           to October 1997 when G-J Entertainment and G-J
                                                           Productions were each acquired by TPEG, Mr. Jacobson
                                                           served as Chief Executive Officer and President at each
                                                           of G-J Entertainment and G-J Productions.  During Mr.
                                                           Jacobson's tenure with these companies, more than 750
                                                           hours of television programming was produced, including
                                                           "The Big Easy," a made-for-television series created for
                                                           USA Network based on the motion picture of the same
                                                           name.

                                             YEAR FIRST
                                AGE AT       ELECTED OR
                               MARCH 1,      APPOINTED
                 NAME:           1998         DIRECTOR                    PRINCIPAL OCCUPATION
                 ----            ----         --------                    --------------------
Irwin Meyer                       62            1989       Mr. Meyer has been a director of TPEG since its inception
                                                           in 1989 and has served as its Chief Executive Officer
                                                           since February 1995. Since October 1997, Mr. Meyer has
                                                           been a Co-Chairman of the Board of Directors. At
                                                           various times prior to October 1997, Mr. Meyer has
                                                           served as TPEG's: Chairman of the Board (April
                                                           1996-October 1997; January 1991-June 1992); Co-
                                                           Chairman of the Board (February 1990-December 1990) and
                                                           President (February 1995-October 1997). From 1988 to
                                                           July 1994, Mr. Meyer was a director of Ventura
                                                           Entertainment Group Ltd., the Company's former parent
                                                           ("Ventura"), and from May 1988 to December 1990, Mr.
                                                           Meyer was President of Ventura. Mr. Meyer was an
                                                           executive producer of seven of TPEG's made-for-
                                                           television movies. In 1995 he was nominated for
                                                           Producer of the Year by the Producers Guild of America.
                                                           Mr. Meyer received the Antoinette Perry ("Tony") Award,
                                                           the New York Drama Critics Circle Award, the Drama Desk
                                                           Award, the Outer Critics Circle Award and the Cue
                                                           Magazine Golden Apple Award, for his 1977 production of
                                                           the musical "Annie." Mr. Meyer is a member of the
                                                           Academy of Motion Picture Arts and Sciences and the
                                                           Academy of Television Arts and Sciences. He holds a
                                                           B.S. from New York University.

Arthur H. Bernstein               35            1995       Mr. Bernstein has been a director of the Company since
                                                           February 1995 and has served as the Executive Vice
                                                           President of the Company since October 1997 as well as
                                                           the Company's Secretary since March 1995.  Between
                                                           June 1992 through October 1997, Mr. Bernstein served
                                                           as a Senior Vice President of TPEG and was the
                                                           Company's Vice President-Business and Legal Affairs
                                                           from September 1991 to June 1992.  Prior to this, Mr.
                                                           Bernstein was the Director of Legal and Business Affairs
                                                           for New World Entertainment Ltd. from July 1989 to
                                                           August 1991.  From 1987 to June 1989, he was Assistant
                                                           General Counsel of Four Star International, Inc.  Mr.
                                                           Bernstein received a B.S. in finance and marketing from
                                                           Philadelphia College of Textiles and Sciences in 1984 and
                                                           his law degree from Temple University in 1987.

Michael Collyer                   56            1997       Mr. Collyer has been a director of the Company since
                                                           October 1997.  Since 1972 Mr. Collyer has been a
                                                           partner in the law firm Kay Collyer & Boose LLP
                                                           and its predecessor firms.  Mr. Collyer received a
                                                           B.A. degree from Williams College in 1963 and a
                                                           law degree in 1966 from Columbia University School
                                                           of Law.

                                             YEAR FIRST
                                AGE AT       ELECTED OR
                               MARCH 1,      APPOINTED
                 NAME:           1998         DIRECTOR                    PRINCIPAL OCCUPATION
                 ----            ----         --------                    --------------------
Nominees:
Gilbert J. Spiegel                45            1997       Mr. Spiegel has been a director of the Company since
                                                           October 1997. Since 1991, Mr. Spiegel has served as the
                                                           President and Chief Executive Officer of American
                                                           Financial Service, Inc., a real estate loan
                                                           [provider/servicer]. Prior to his position with
                                                           American Financial Service, Mr. Spiegel has worked in
                                                           the real estate finance and law fields. Mr. Spiegel
                                                           received a B.S. in Pre-Law and Accounting from Michigan
                                                           State University in 1964 and received his law degree
                                                           from Temple University in 1967.

Michael Iscove                     47           1997       Mr. Iscove has been a director of the Company since
                                                           October 1997. Since June 1995, Mr. Iscove has served as
                                                           the Chairman, President and Chief Executive Officer of
                                                           Sirius Corporate Finance Inc. Prior to that, Mr. Iscove
                                                           was the President of Creative Fusion Ltd.--from April 1995 to June 1995. In 1978 Mr. Iscove received a Chartered
                                                           Accounts Designation in accounting from The Canadian
                                                           Institute of Chartered Accountants. In 1972, Mr. Iscove
                                                           received a B.A. in English from York University Toronto,
                                                           Canada.


STOCKHOLDERS VOTING AGREEMENT

           In October 1997, the Company completed its acquisition of 100% of the outstanding stock of the three entities that comprised the New York-Los Angeles-Toronto based Grosso-Jacobson Companies. The entities acquired were G-J Entertainment, G-J Productions and Gross-Jacobson Music Company, Inc. Messrs. Grosso and Jacobson were the sole shareholders of the three Grosso-Jacobson entities. In conjunction with this acquisition on October 20, 1997, Messrs. Grosso, Jacobson, Meyer and Bernstein and Mountaingate Productions, LLC (an affiliate of Mr. Meyer, "Mountaingate") entered into a Stockholders Voting Agreement (the "Stockholders Agreement") for a five year term. Pursuant to the Stockholders Agreement Messrs. Grosso and Jacobson have agreed to vote their shares of Common Stock for the election of Messrs. Meyer and Bernstein (or their designees) as directors of the Company. In accordance therewith, Messrs. Grosso and Jacobson executed a proxy and power of attorney appointing Messrs. Meyer and Bernstein their attorneys-in-fact. Additionally, pursuant to the Stockholders Agreement, Messrs. Meyer and Bernstein have agreed to vote their shares of Common Stock for the election of Messrs. Grosso and Jacobson (or their designees) as directors of the Company. Messrs. Meyer and Bernstein have also executed a proxy and power of attorney appointing Messrs. Grosso and Jacobson their attorneys-in-fact. Mountaingate is a signatory to the Stockholders Agreement but did not execute any proxy or power of attorney in favor of any other signatory, nor was a proxy or power of attorney executed by any signatory in favor of Mountaingate.

BOARD MEETINGS AND COMMITTEES

           The Board has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Michael Iscove and Michael Collyer. Responsibilities of the Audit Committee include (i) reviewing financial statements and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls,
(ii) reviewing the scope of the independent auditors' activities and the fees of the independent auditors and (iii) maintaining good communications among the Audit Committee, the Company's independent auditors and the Company's management on accounting matters. No meetings of the Audit Committee were held during the fiscal year ended June 30, 1997.

           The Compensation Committee currently consists of Michael Iscove and Gilbert J. Spiegel. The Compensation Committee is responsible for considering and making recommendations to the Board regarding executive compensation and will be responsible for administering the Company's 1998 Stock Incentive Plan if it is approved by the stockholders at the Annual Meeting. No meetings of the Compensation Committee were held during the fiscal year ended June 30, 1997.

           The Board held seven meetings and acted by written consent on four occasions during the fiscal year ended June 30, 1997. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 1997.

           The Company does not have a standing Nominating Committee; the full Board performs the functions of the Nominating Committee.

COMPENSATION OF DIRECTORS

           Employee directors of the Company do not receive any compensation for attending Board or Committee meetings. Non-employee directors of the Company each receive, annually, an automatic grant of options to purchase 25,000 shares of the Common Stock of the Company. When requested by the Company to attend Board meetings in person, it is the policy of the Company to reimburse directors for reasonable travel and lodging expenses incurred in attending these Board meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth, as to the Chief Executive Officer and each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three fiscal years ended June 30 indicated below.

                           SUMMARY COMPENSATION TABLE


                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                         ANNUAL COMPENSATION         NUMBER OF
                                    FISCAL YEAR      -------------------------       SECURITIES
                                      ENDED                                          UNDERLYING           ALL OTHER
     NAME AND PRINCIPAL POSITION     JUNE 30,        SALARY             BONUS          OPTIONS          COMPENSATION
     ---------------------------     --------        ------             -----          -------          ------------
Irwin Meyer ....................      1997          $ 312,000         $       0              0          $  18,000(3)
    Chief Executive Officer (1)       1996            281,000                 0             (5)            68,016(2)
                                                                                                           18,000(3)
                                      1995            281,000                 0              0             13,500(8)
                                                                                                           18,000(3)
                                                                                                           17,250(4)

Arthur Bernstein ...............      1997          $ 160,000         $       0      $ 150,000          $  12,000(3)
    Executive Vice President and      1996            109,040                 0              0              9,000(3)
    Secretary ..................      1995             96,587            12,000         25,000              6,625(3)

William Melamed, Jr ............      1997          $ 250,000         $ 307,928              0          $       0
    Senior Vice President, .....      1996            325,007(6)              0         12,500             12,000(3)
    TPEG Management, Inc.(7) ...      1995            129,878                 0              0                  0

----------
(1) Includes amounts paid to Mountaingate which provided or currently provides the Company with the service of Mr. Meyer and others. Also includes amounts paid to Mr. Meyer directly in his capacity as the Chief Executive Officer and former President of the Company.

(2)     Forgiveness of note receivable due from Mountaingate.

(3)     Automobile reimbursement.

(4)     Advance against future compensation.

(5) The Company has granted options to purchase 75,000 shares of Common Stock at $2.00 per share to each of Alison and Patricia Meyer who are sisters and the adult children of Mr. Meyer. Mr. Meyer disclaims beneficial ownership of the stock options and the underlying shares of Common Stock held by Alison Meyer and Patricia Meyer.

(6)     Includes commissions of $194,902.

(7)     Resigned from the Company on June 30, 1997.

(8)     Participations in producer fees and net profits on projects produced.

OPTION GRANTS IN LAST FISCAL YEAR

           The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended June 30, 1997 to the Named Executive Officers.



                        OPTION GRANTS IN LAST FISCAL YEAR



                                       NUMBER OF
                                      SECURITIES      PERCENT OF TOTAL
                                      UNDERLYING      OPTIONS GRANTED
                                        OPTIONS       TO EMPLOYEES IN     EXERCISE OR      EXPIRATION
              NAME                    GRANTED(1)      FISCAL YEAR(2)      BASE PRICE          DATE
              ----                    ----------      ----------------    -----------      ----------
Irwin Meyer......................          0                0%                n/a             n/a
Arthur Bernstein ................       150,000             75%             $1.375          10/22/01
William Melamed, Jr.(3)..........          0                0%                n/a             n/a

----------

(1) On October 22, 1996, Mr. Bernstein was granted options to purchase 150,000 shares of the Company's Common Stock at an exercise price of $1.375 per share. These options expire on October 22, 2001. On October 21, 1997, Mr. Bernstein was also granted options to purchase 250,000 shares of the Company's Common Stock at an exercise price of $1.25 per share. These options expire on October 20, 2002.

(2) Options covering an aggregate of 200,000 shares were granted to eligible persons during the fiscal year ended June 30, 1997.

(3)     Mr. Melamed resigned from the Company on June 30, 1997.


STOCK OPTIONS HELD AT FISCAL YEAR END

           The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1997, the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the Nasdaq SmallCap Market on June 30, 1997 ($15/16 per share).

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED                    VALUE OF UNEXERCISED
                                                      OPTIONS AT                        IN-THE-MONEY OPTIONS AT
                                                     JUNE 30, 1997                           JUNE 30, 1997
                                         -------------------------------------    ------------------------------------
NAME                                      EXERCISABLE          UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
----                                     ------------          ---------------    ------------         ---------------
Irwin Meyer(1).................                 --                     --           $     --               $ --
Arthur Bernstein...............            168,750                      0            158,203                   0
William Melamed, Jr.(2)........             12,500                      0             11,719                   0


----------

(1) Does not include 75,000 exercisable options held by each of Alison Meyer and Patricia Meyer, who are sisters and the adult children of Mr. Meyer. Mr. Meyer disclaims beneficial ownership of the options and the underlying shares of Common Stock held by Alison Meyer and Patricia Meyer.

(2)     Mr. Melamed resigned from the Company on June 30, 1997.

EMPLOYMENT CONTRACTS

           In conjunction with the Company's acquisition of the Grosso-Jacobson Companies in October 1997, the Company entered into an employment agreement with each of Mr. Grosso and Mr. Jacobson. Each such agreement contains substantially the same terms and conditions as the other, including an annual base salary of $50,000 and an expiration date of October 31, 2002. The Company may terminate each such executive's employment for cause (as defined in the agreement) and the executive may terminate his employment after a "Change in Control" or for "Good Reason" (both phrases as defined in the agreement). Pursuant to their respective employment agreements, Mr. Grosso serves as the Company's Chief Operating Officer and Mr. Jacobson serves as the President of the Company.

           In addition and also in conjunction with the Company's acquisition of the Grosso-Jacobson Companies, the Company entered into production agreements with each of S.A.G. Productions, Inc. and Lawrence Jacobson Associates, Inc. for the services of Mr. Grosso and Mr. Jacobson, respectively, as producers and/or executive producers and to perform other duties. S.A.G. Productions, Inc. is a New York corporation of which Mr. Grosso is the sole shareholder. Lawrence Jacobson Associates, Inc. is a corporation of which Mr. Jacobson is the sole shareholder. Each of these production agreements contains substantially the same terms and conditions as the other, including an annual guaranteed compensation of $450,000, a monthly housing and automobile reimbursement in the total amount of $2,000 and an expiration date of October 31, 2002. In addition, each production agreement provides for bonus payments of: (i) $25,000 on or before October 20, 1997; (ii) $25,000 on or before December 31, 1997; and (iii) $50,000 on or before July 1, 1998, so long as the agreement has not been breached. The bonus payment due in October 1997 has been paid; however, the bonus payment for December 1997 has not yet been made. The Company may terminate each such production agreement for cause (as defined in the agreement) and the producer may terminate the agreement after a "Change in Control" or for "Good Reason" (both phrases as defined in the agreement).

           The Company has entered into an employment agreement with Irwin Meyer, for his services as Chief Executive Officer of the Company, and with Mountaingate for the services of Mr. Meyer and others as producers and/or executive producers and to perform other duties. Mountaingate is a California limited liability company of which Alison Meyer and Patricia Meyer, the adult children of Mr. Meyer are the sole members. See -- "Certain Transactions with Directors and Executive Officers." The employment agreement with Mr. Meyer provides for annual compensation of $50,000. Both of these agreements expire on June 30, 2002. The agreements are terminable by the Company in the event of Mr. Meyer's death or disability. In such event, the Company shall pay Mountaingate a guarantee fee of $262,000 for one year. The Company may also terminate these agreements "for cause" (as defined in these agreements). Mountaingate and Mr. Meyer may terminate their respective agreements in the event of a material breach thereof by the Company or for "good reason" (as defined in the agreements). In such event, the Company shall be obligated to pay all amounts due thereunder for the balance of their respective terms. In the event that the Company materially breaches either agreement after a "change in control" (as defined in these agreements), Mountaingate and Mr. Meyer, respectively, shall be entitled to a lump sum payment equal to three times their then current total annual compensation.

           Mr. Arthur Bernstein is employed as Executive Vice President of the Company pursuant to an employment agreement, as amended, which expires on June 30, 2002. Mr. Bernstein's annual compensation is $175,000 plus a $1,000 monthly automobile allowance. The agreement is terminable by the Company in the event of Mr. Bernstein's death or disability. In such event, the Company is obligated to pay to Mr. Bernstein's estate his annual compensation for one additional year. The Company may also terminate the employment agreement "for cause" (as defined in this agreement). Mr. Bernstein may terminate this agreement in the event of a material breach by the Company or for "good reason" (as defined in this agreement). In such event, the Company will be obligated to pay him all amounts due thereunder for the balance of its term and all unvested stock options held by him shall vest. In the event of a "change in control" (as defined in this agreement) of the Company, all stock options issued to Mr. Bernstein shall vest and the Company shall, at Mr. Bernstein's option, purchase shares of Common Stock owned by him at the then market price and shall acquire all of his stock options for the difference between the exercise price of such options and the greater of the price at which the new controlling entity acquired its interest in the Company or the then market price of the Common Stock.

           Mr. William Melamed was employed as Senior Vice President of TPEG Management, Inc., a wholly-owned subsidiary of the Company, pursuant to an employment agreement, as amended, that expired on June 30, 1997. In May 1996, all of the existing options to purchase an aggregate of 6,875 shares of Common Stock at prices of $9.75 and $13.00 per share held by Mr. Melamed were canceled and the Company granted to him options to purchase 12,500 shares of Common Stock at an exercise price of $1.12 per share, these options have since expired. Mr. Melamed resigned from the Company on June 30, 1997 and in lieu thereof the Company and Mr. Melamed's newly formed company, M2 Melamed Management LLC entered into an exclusive agreement in connection with personal management activities.



           CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

           Except as disclosed in this Proxy Statement, neither the nominees for election as Directors of the Company, the Directors or senior officers of the Company nor any stockholder owning more than 5% of the issued shares of the Company, or any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during the calendar year ended December 31, 1997, or which is presently proposed.

           During the fiscal year ended June 30, 1996, an agreement to provide the services of Mr. Meyer was terminated and the outstanding balance of advances, including accrued interest, in the aggregate amount of $68,016 was forgiven by the Company. During the fiscal year ended June 30, 1996, the Company entered into an agreement to provide substantially similar services with Mountaingate. This agreement, as amended, provides for annual base compensation through June 30, 2002 in the annual amount of $262,000 plus a $1,500 monthly car allowance.

           During the fiscal year ended June 30, 1996, the Company sold an aggregate of 525,000 shares of its common stock to related parties in exchange for an aggregate of $1,050,000 principal amount of promissory notes. Of these shares, 500,000 were sold to Mountaingate for $1,000,000 principal amount of promissory notes and 25,000 shares were sold to a then officer and director of the Company for $50,000 principal amount of promissory notes. Both promissory notes were canceled and the shares returned as of June 30, 1997. The accrued interest at June 30, 1997 was written off on the Company's financial statements.

           During the fiscal year ended June 30, 1996, the Company, the former President of DSL Productions, Inc. ("DSL") and the former owner of DSL settled all litigation between them. In pertinent part, this settlement provided for the payment to the Company of $308,000, elimination of the note receivable from the former President of DSL, the transfer of a completed project with a carrying amount of $222,980 and the release of the Company's obligation to pay the former owner of DSL a portion of future revenues from certain completed projects. In connection with this settlement, the Company reduced its accounts payable and accrued expenses by $255,455 representing the amounts previously recorded related to DSL and this litigation and also sold its investment in DEG for $209,500 in cash. The effect of this settlement was reflected in the Company's June 30, 1996 consolidated statement of operations as a separate item.

           In January 1997, the Company agreed to compensate Michael I. Levy, a former outside Board member, for his executive producer services on a television movie project entitled "Marabunta". The Company has completed the project and Mr. Levy is entitled to a profit participation (as defined). Mr. Levy was paid $75,000 during the year ended June 30, 1997.

           During fiscal year ended June 30, 1997, the Company paid the legal firm, Dempsey & Johnson, of which the former Chairman of the Board, Michael Dempsey, is a partner approximately $273,000 for legal services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the fiscal year ended June 30, 1997, all the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

           The Board has nominated Messrs. Salvatore Grosso, Lawrence S. Jacobson, Irwin Meyer, Arthur H. Bernstein, Michael Collyer, Michael Iscove and Gilbert J. Spiegel to serve as directors of the Company for a one-year term. Each nominee, if elected, will hold office until the 1999 annual meeting of stockholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the Proxies will be voted for the election of such other persons for the office of director as the Board may recommend in the place of such nominee.

           THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE SEVEN NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 2
                    APPROVAL OF THE 1998 STOCK INCENTIVE PLAN

GENERAL

           The Producers Entertainment Group Ltd. 1998 Stock Incentive Plan (the "1998 Plan") was unanimously adopted by the Board on February 17, 1998, subject to the approval of the 1998 Plan by the Company's stockholders. The 1998 Plan provides for the issuance of awards to purchase shares of the Company's Common Stock to non-employee directors, officers, employees and consultants of the Company. At March 19, 1998, approximately 25 persons were eligible to receive awards under the 1998 Plan. Subject to adjustment for stock splits, stock dividends and other similar events, the total number of shares reserved for issuance under the 1998 Plan is 2,000,000. As of March 19,1998, no awards had been granted under the 1998 Plan.

           The Company's stockholders are being requested to approve the 1998 Plan at the Annual Meeting.

Summary of the 1998 Plan

           The following is a summary of the principal features of the 1998 Plan, a copy of which is attached as Exhibit "A" to this Proxy Statement. This summary of the 1998 Plan is not intended to be complete and reference should be made to Exhibit "A" to this Proxy Statement for the complete text of the 1998 Plan.

           Purpose. The purpose of the 1998 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

           Administration. The 1998 Plan may be administered by the Board of the Company, or a committee of the Board whose members shall serve at the pleasure of the Board. The party administering the 1998 Plan is referred to herein as the "Administrator." Subject to the provisions of the 1998 Plan, the Administrator has full and final authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1998 Plan, (ii) to determine the type, size and terms of individual awards to be made to each person selected, (iii) to determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) to amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1998 Plan, and (vii) to make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1998 Plan. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1998 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

           Eligibility. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of awards under the 1998 Plan. No Participant may receive awards representing more than 50% of the number of shares of Common Stock covered by the 1998 Plan.

           Types of Awards. Awards authorized under the 1998 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1998 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

           Consideration. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

           Termination of Awards. All awards granted under the 1998 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 1998 Plan.

           Amendment and Termination of the 1998 Plan. The Administrator may amend the 1998 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1998 Plan. However, no such action by the Board or stockholders may unilaterally alter or impair any award previously granted under the 1998 Plan without the consent of the recipient of the award. In any event, the 1998 Plan shall terminate on the tenth anniversary of the date the 1998 Plan is approved by the stockholders unless sooner terminated by action of the Board.

           Effect of Section 16(b) of the Exchange Act. The acquisition and disposition of Common Stock by officers, directors and greater-than-ten percent stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1998 Plan may be subject to Section 16(b) of the Exchange Act. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceeds the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from
Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1998 Plan is designed to comply with Rule 16b-3.

           Omnibus Budget Reconciliation Act Implications for Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's stockholders is not subject to the deduction limit. The 1998 Plan is intended to qualify as performance-based compensation which is not subject to the $1,000,000 limitation of Section 162(m) of the Code. In order for the 1998 Plan to qualify as performance-based compensation under Section 162(m) and therefore be exempt from the $1,000,000 limitation, the 1998 Plan must be approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

           Although there have been no grants of stock options under the 1998 Plan, upon approval of the 1998 Plan the only type of award the Company expects to grant in the near term are stock options. The following is a general discussion of the principal tax considerations for both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options"), and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The 1998 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

           Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

           If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

           The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

           For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

           Consequences to Employees: Non-statutory Stock Options. No income is recognized by a holder of Non- statutory Stock Options at the time Non-statutory Stock Options are granted under the Stock Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

           A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non- statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

           Consequences to the Company: Incentive Stock Options. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

           Consequences to the Company: Non-Statutory Stock Options. Generally, the Company will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

RECOMMENDATION AND REQUIRED VOTE

           The Board has unanimously approved the 1998 Plan. Stockholder approval of the 1998 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

           The Board Unanimously Recommends that the Stockholders Vote "FOR" Approval of the 1998 Stock Incentive Plan, and Your Proxy Will Be So Voted Unless You Specify Otherwise.

                                   PROPOSAL 3
                            APPROVAL OF AN AMENDMENT
                                TO THE COMPANY'S
                RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A
                        ONE-FOR-THREE REVERSE STOCK SPLIT


           The Board of the Company has approved, subject to stockholder approval, a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which will effect a one-for-three reverse stock split (the "Reverse Split") of the issued and outstanding shares of Common Stock. The complete text of the Amendment is set forth as Exhibit "B" to this Proxy Statement.

           If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Reverse Split will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically without any action on the part of the stockholders to represent one-third the number of shares of Common Stock after the Reverse Split (the "New Shares").

           No fractional New Shares will be issued as a result of the Reverse Split. In lieu thereof, each stockholder whose Old Shares are not evenly divisible by three will receive cash based on the average closing price of the Common Stock on the Nasdaq SmallCap Market over a period of ten business days ending on the third business day prior to the effective date of the Reverse Split. After the Reverse Split becomes effective, stockholders of record will be requested to surrender certificates representing the Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the stockholders. Until surrender, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-third the number of Old Shares.

           Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.

           The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that currently characterize the Common Stock will not be altered by the Reverse Split.

           Purposes of the Proposed Reverse Split. The Board believes that the Reverse Split is desirable for several reasons. Since 1991, the closing sales price of the Common Stock has never exceeded $5.50. It is expected that, as a result of the Reverse Split, the market price of the Common Stock should increase. The Board believes that this increase in price should enhance the acceptability of the Common Stock by institutional investors (many of whom will not invest in securities which trade at a price of under $5 per share), as well as the financial community and the investing public at large.

           A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split is effected.

           Stockholders should note that the Board cannot predict what effect the Reverse Split will have on the market price of the Common Stock. The Company is aware that some companies which have effected reverse stock splits have experienced a decline in their market value and there can be no assurance that the market price per New Share after the Reverse Split will approximate three times the market price per Old Share before the Reverse Split, or that any of the other effects will occur.

           Effect of the Reverse Split. The Reverse Split will be effected by means of filing the Amendment with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the stockholders at the Annual Meeting, the Amendment will thereafter be filed with the Delaware Secretary of State as promptly as practicable and the Reverse Split will become effective as of 5:00 p.m., Pacific daylight time, on the date of that filing (the "Reverse Split Effective Date"). After the Reverse Split, without any further action on the part of the Company or the stockholders, certificates representing Old Shares will thereafter represent New Shares equal to one-third of the number of Old Shares.

           The Company currently has authorized capital stock of 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. The Amendment will not reduce the number of authorized shares of Common Stock or of Preferred Stock.

           As of March 19, 1998, the number of issued and outstanding Old Shares was 19,951,482. The following table illustrates the principal effects of the proposed Reverse Split and decrease in outstanding Common Stock assuming no additional shares of Common Stock are issued prior to the Reverse Split Effective Date as a result of the exercise of any options or warrants:


   Shares of                  Prior to Proposed           After Proposed
 Common Stock                   Reverse Split              Reverse Split
 ------------                 -----------------           ---------------
  Authorized                     50,000,000                   50,000,000
  Outstanding                    19,951,482                    6,650,494

           The Common Stock is currently registered under Section 12(g) of the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock is admitted for trading on the Nasdaq SmallCap Market. The Reverse Split will not effect the registration of the Common Stock under the Exchange Act or its status as a Nasdaq SmallCap Market security.

           Federal Income Tax Consequences of the Reverse Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The receipt of Common Stock in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Split will be included in the holding period of the Common Stock received as a result of the Reverse Split. Stockholders who receive cash in lieu of fractional shares of Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of Common Stock, and they will recognize gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

           Certificates and Fractional Shares. As soon as practicable after the Reverse Split Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Reverse Split Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to Oxford Transfer & Registrar, the Company's transfer agent (the "Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his or her Old Shares have been reclassified and changed as a result of the Reverse Split.

           Stockholders should not submit any certificates until requested to do so. No new Certificate will be issued to a stockholder until he or she has surrendered his or her outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent.

           No fractional shares of Common Stock will be issued and, in lieu thereof, stockholders holding a number of shares of Common Stock not evenly divisible by three upon surrender of their certificates representing the Old Shares, will receive cash in lieu of fractional shares of Common Stock. The price payable by the Company will be determined by multiplying the fraction of a New Share by three times the average of the closing prices for one Old Share for the ten business days ending on the third business day prior to the Reverse Split Effective Date for which transactions in the Common Stock are reported, as reported by the Nasdaq SmallCap Market.

           Source of Funds. The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company's stockholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total amount that the Company will be required to pay to redeem such shares. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

           Miscellaneous. The Board may abandon the proposed Reverse Split at any time before or after the Annual Meeting and prior to the Reverse Split Effective Date if for any reason the Board deems it advisable to abandon the proposal. The Board may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State to give effect to the Reverse Split.

           RECOMMENDATION AND REQUIRED VOTE

           The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Amendment. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. However, broker non-votes, while included in the determination of shares present at the Annual Meeting for purposes of determining a quorum, will be counted as votes cast against approval of the amendment of the Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Amendment. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.

           The Board Unanimously Recommends that the Stockholders Vote "FOR" Approval of the Amendment to Effect a One-for-Three Reverse Stock Split, and Your Proxy Will Be So Voted Unless You Specify Otherwise.

                                OTHER INFORMATION

                             PRINCIPAL STOCKHOLDERS

           The following table sets forth as of March 19, 1998 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 5757 Wilshire Boulevard, Los Angeles, California 90036, unless otherwise set forth below such person's name.

                                             Number of Shares of
                                               Common Stock
            Name and Address               Beneficially Owned (1)       Percent (1)
            ----------------               ----------------------       -----------
Alison Meyer (2) .....................           6,741,666                 33.6%
Patricia Meyer (2) ...................           6,741,666                 33.6%
Arthur Bernstein (3) .................           7,085,416                 34.8%
Salvatore Grosso (4) .................           3,752,083                 18.8%
Lawrence Jacobson (4) ................           3,752,083                 18.8%
Irwin Meyer (5) ......................           6,666,666                 33.4%
Mountaingate LLC (5) .................           6,666,666                 33.4%
Michael Iscove .......................              75,000(6)                *
Michael Collyer ......................              25,000(6)                *
Gilbert Spiegel ......................              25,000(6)                *
Directors and executive officers
as a group (7 persons) ...............           7,210,416                 35.2%

----------

*       Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at March 19, 1998.

(2) Includes options to purchase 75,000 shares of Common Stock held by each of Alison Meyer and Patricia Meyer by virtue of them being sisters. Also includes 6,666,666 shares of Common Stock beneficially owned by Mountaingate by virtue of Alison Meyer and Patricia Meyer being the sole members of Mountaingate.

(3) Mr. Bernstein is the beneficial owner of 7,085,416 shares of Common Stock, of which 18,750 shares are held directly with sole dispositive and voting power, and 6,666,666 are beneficially owned indirectly by virtue of the Stockholders Agreement. Mr. Bernstein has shared voting power with respect to those shares but has no power to dispose of or direct their disposition. Also includes options to purchase 400,000 shares.

(4) Each of Mr. Grosso and Mr. Jacobson is the beneficial owner of 3,752,083 shares of Common Stock. Each directly holds and has sole dispositive and voting power with respect to 3,333,333 shares and each beneficially owns 418,750 shares indirectly by virtue of the Stockholders Agreement. As to these shares there is shared voting power but no power to dispose of or to direct their disposition.

(5) Mr. Meyer and Mountaingate are each the beneficial indirect owner of 6,666,666 shares by virtue of the Stockholders Agreement. Each has shared voting power but no power to dispose of or to direct their disposition.

(6)     Represents options to acquire shares of Common Stock.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

           Any stockholder who intends to present a proposal at the next Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by _______ __, ____. [Insert a date which is 120 days prior to the date this year's proxy is mailed to stockholders.]


                             SOLICITATION OF PROXIES

           It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

           THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1997, IS BEING PROVIDED TO STOCKHOLDERS ALONG WITH THIS PROXY STATEMENT.


                       ON BEHALF OF THE BOARD OF DIRECTORS



                               Arthur H. Bernstein
                                    Secretary

Los Angeles, California 90036
March ___, 1998

                                                                       EXHIBIT A

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.

                            1998 STOCK INCENTIVE PLAN


1.         PURPOSE OF THE PLAN.

           The purpose of this 1998 Stock Incentive Plan (the "1998 Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of The Producers Entertainment Group Ltd. (the "Company") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2.         ADMINISTRATION OF THE 1998 PLAN.

           The 1998 Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee of the Board (the "Committee") whose members shall serve at the pleasure of the Board. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the 1998 Plan, the powers theretofore possessed by the Board (and references in this 1998 Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the 1998 Plan as may be adopted from time to time by the Board.

           The Board shall have all the powers vested in it by the terms of the 1998 Plan, including exclusive authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted "Awards" (as defined below) under the 1998 Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each person selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1998 Plan; and (vii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the 1998 Plan. The Board shall have full power and authority to administer and interpret the 1998 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1998 Plan and for the conduct of its business as the Board deems necessary or advisable. The Board's interpretation of the 1998 Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the 1998 Plan and any other employee of the Company or any of its subsidiaries.

3.         PERSONS ELIGIBLE UNDER THE 1998 PLAN.

           Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of Awards under the 1998 Plan.

4.         AWARDS.

           (a) Common Stock and Derivative Security Awards. Awards authorized under the 1998 Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the 1998 Plan and that, by its terms, involves or might involve or be made with reference to the issuance of
(i) shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the same may be amended from time to time) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

           (b) Types of Awards. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the 1998 Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

           (c) Consideration. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

           (d) Guidelines. The Board may adopt, amend or revoke from time to time written policies implementing the 1998 Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

           (e) Terms and Conditions. Subject to the provisions of the 1998 Plan, the Board, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the 1998 Plan, which terms and conditions may include, among other things:

                     (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "Incentive Stock Option");

                     (ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

                     (iii) a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Board, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 of the 1998 Plan.

           (f) Suspension or Termination of Awards. If the Company believes that a Participant has committed an act of misconduct as described below, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

           (g) Maximum Grant of Awards to any Participant. No Participant shall receive Awards representing more than 25% of the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the 1998 Plan as set forth in Section 5 hereof.

5.         SHARES OF COMMON STOCK SUBJECT TO THE 1998 PLAN.

           The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the 1998 Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Stock Options) shall not exceed an aggregate of 2,000,000 shares of Common Stock, subject to adjustment as provided in Section 7 of the 1998 Plan. Shares of Common Stock subject to the 1998 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the 1998

Plan. For purposes of this Section 5, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the 1998 Plan shall be reduced by: (i) the number of shares of Common Stock previously issued pursuant to Awards granted under the 1998 Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and (ii) the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this 1998 Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6.         PAYMENT OF AWARDS.

           The Board shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Board may, upon request of a Participant, determine that all or a portion of a payment to that Participant under the 1998 Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.         DILUTION AND OTHER ADJUSTMENT.

           In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the 1998 Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the 1998 Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities as a class (other than cash dividends), then the Board may, but it shall not be required to, make such equitable adjustments to the 1998 Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the 1998 Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the 1998 Plan; and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Participant in any fiscal year) as the Board in its sole discretion determines appropriate, including any adjustments in the maximum number of shares referred to in Section 5 of the 1998 Plan. Such adjustments shall be conclusive and binding for all purposes of the 1998 Plan.

8.         MISCELLANEOUS PROVISIONS.

           (a) Definitions. As used herein, "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, of the Company; and the term "or" means "and/or."

           (b) Conditions on Issuance. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the non-issuance or sale of such securities as to which requisite authority shall not have been obtained.

           (c) Rights as Stockholder. A participant under the 1998 Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

           (d) Assignment or Transfer. Subject to the discretion of the Board, and except with respect to Incentive Stock Options which are not transferable except by will or the laws of descent and distribution, Awards under the 1998 Plan or any rights or interests therein shall be assignable or transferable.

           (e) Agreements. All Awards granted under the 1998 Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the 1998 Plan) as the Board shall from time to time adopt.

           (f) Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to the restrictions imposed by any and all governmental authorities.

           (g) No Rights to Award. No Participant or other person shall have any right to be granted an Award under the 1998 Plan. Neither the 1998 Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge a Participant at any time for any reason whatsoever, with or without good cause.

           (h) Costs and Expenses. The costs and expenses of administering the 1998 Plan shall be borne by the Company and not charged to any Award nor to any Participant receiving an Award.

           (i) Funding of 1998 Plan. The 1998 Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the 1998 Plan.

9.         AMENDMENTS AND TERMINATION.

           (a) Amendments. The Board may at any time terminate or from time to time amend the 1998 Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the 1998 Plan. However, with the consent of the Participant affected, the Board may amend outstanding agreements evidencing Awards under the 1998 Plan in a manner not inconsistent with the terms of the 1998 Plan.

           (b) Stockholder Approval. To the extent that Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any amendment of the 1998 Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

           (c) Termination. Unless the 1998 Plan shall theretofore have been terminated as above provided, the 1998 Plan (but not the awards theretofore granted under the 1998 Plan) shall terminate on and no awards shall be granted after April 28, 2008.

10.        EFFECTIVE DATE.

           The 1998 Plan is effective on [April 28, 1998], the date on which it was adopted by the Board of Directors of the Company and the holders of the majority of the Common Stock of the Company.

11.        GOVERNING LAW.

           The 1998 Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of Delaware applicable to contracts made within, and to be performed wholly within, such state, without regard to the application of conflict of laws rules thereof.

                                                                       EXHIBIT B
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.


The undersigned, being the President and Secretary, respectively, of The Producers Entertainment Group Ltd. (the "Corporation") DO HEREBY CERTIFY as follows:

1. The name of the Corporation is The Producers Entertainment Group Ltd.

2. The Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for three (3) reverse split of all of the Corporation's issued common stock, par value $.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

3. In order to effectuate the amendment set forth in Paragraph 2 above:

           (a) All of the Corporation's issued Common Stock, having a par value of $.001 per share, is hereby changed into new Common Stock, having a par value of $.001 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each shareholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a cash payment equal to the fair market value of such fractional share;

           (b) The Corporation's 50,000,000 authorized shares of Common Stock, having a par value of $.001 per share, shall not be changed;

           (c) The Corporation's 20,000,000 authorized shares of preferred stock, having a par value of $.001 per share, shall not be changed; and

           (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

4. The foregoing amendments of the Certificate of Incorporation of the Corporation have been duly adopted by Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


IN WITNESS WHEREOF, the undersigned have subscribed this document on the date set forth below.

Dated:  April __, 1998
                                       Attest:


---------------------------            -----------------------------
Lawrence S. Jacobson, President        Arthur Bernstein, Secretary

                                                            Preliminary Copy


                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


           The undersigned, a shareholder of THE PRODUCERS ENTERTAINMENT GROUP LTD., a Delaware corporation, (the "Company") hereby appoints Irwin Meyer and Arthur Bernstein, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on April 28, 1998, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

           The Board of Directors recommends a WITH vote on Proposal 1, a FOR vote on Proposal 2 and a FOR vote on Proposal 3..

           1.         ELECTION OF DIRECTORS, as provided in the Company's Proxy
                      Statement:

     ___ WITH     ___ WITHOUT   Authority to vote for the nominees listed below.

           (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE BELOW)

                                Arthur Bernstein
                                 Michael Collyer
                                Salvatore Grosso
                                 Michael Iscove
                              Lawrence S. Jacobson
                                   Irwin Meyer
                               Gilbert J. Spiegel


           2.         The approval of The Producers Entertainment Group Ltd.
                      1998 Stock Incentive Plan (the "Stock Plan").

                         ____ FOR             ____ AGAINST         ____ ABSTAIN

           3. The approval of an amendment to The Producers Entertainment Group Ltd. Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding Common Stock, $0.001 par value per share, whereby each three (3) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock.

                         ____ FOR             ____ AGAINST         ____ ABSTAIN

           The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

           This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, THE APPROVAL OF THE 1998 STOCK INCENTIVE PLAN AND THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, UNLESS OTHERWISE DIRECTED.

           The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April __, 1998 relating to the Annual Meeting.


                                     Date:  ______________________________, 1998



                                     ___________________________________________



                                     ___________________________________________
                                     Signature(s) of Shareholder(s)
                                    (See Instructions Below)


                                    The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.


                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                     THE PRODUCERS ENTERTAINMENT GROUP LTD.